COLUMBIA FUNDS SERIES TRUST I

Active Portfolios® Multi-Manager Small Cap Equity Fund

(the “Fund”)

Supplement dated September 21, 2012 to the Fund’s prospectus dated March 14, 2012, as supplemented

Effective on or about October 1, 2012 (the “Effective Date”), Conestoga Capital Advisors, LLC (“Conestoga”) replaces RS Investment Management Co. LLC (“RS Investments”) as the subadviser of the portion of the Fund for which, prior to the Effective Date, RS Investments was responsible for the day-to-day investment decisions (the “Subadvisory Change”). RS Investments will continue to provide services to its portion of the Fund through Friday, September 28, 2012.

Accordingly, all references in the Fund’s prospectus to RS Investment Management Co. LLC or RS Investments as a subadviser of the Fund (except as noted below) are replaced with references to Conestoga, as of the Effective Date.

As a result, as of the Effective Date of the Subadvisory Change, the prospectus of the Fund is modified as described below:

1.	Principal Investment Strategies

•

The third paragraph within the section of the prospectus for the Fund entitled “Active Portfolios® Multi-Manager Small Cap Equity Fund – Principal Investment Strategies” is deleted in its entirety and replaced with the following disclosure:

Columbia Management is responsible for providing day-to-day portfolio management of two sleeves of the Fund and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are Conestoga Capital Advisors, LLC (Conestoga), Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) and EAM Investors, LLC (EAM). In addition, Real Estate Management Services Group, LLC (REMS) provides advisory services with respect to REITs in DGHM’s sleeve. Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve (except for REMS, for which DGHM determines the proportion of its sleeve assets to be managed by REMS), and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.

•

The subsection entitled “RS Investments – Concentrated Small Cap Growth Strategy Sleeve”, within the section of the prospectus for the Fund entitled “Active Portfolios® Multi-Manager Small Cap Equity Fund – Principal Investment Strategies”, is deleted in its entirety and replaced with the following disclosure:

Conestoga – Small Cap Growth Strategy Sleeve

Conestoga follows an investment style sometimes called “GARP” or “Growth at a Reasonable Price.” Conestoga generally invests its sleeve assets in small-cap companies with expected earnings growth rate that exceed the average expected growth rate of all U.S. publicly traded companies, where (in Conestoga’s opinion) valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in Conestoga’s opinion) the business model offers a sustainable competitive advantage, and where management has an important ownership stake in the company. Conestoga uses a bottom-up approach in selecting securities. Conestoga may sell a security when the security becomes overvalued in Conestoga’s opinion; if Conestoga believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

2.	Investment Adviser and Portfolio Manager(s)

•

The portion of the table referencing the subadvisory role and portfolio manager of RS Investments in the section of the prospectus for the Fund entitled “Active Portfolios® Multi-Manager Small Cap Equity Fund – Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Subadvisers	Conestoga Portfolio Managers
Conestoga Capital Advisors, LLC	William C. Martindale, Jr. Co-manager. Service with the Fund since October 2012.

Robert M. Mitchell Co-manager. Service with the Fund since October 2012.

3.	Management of the Fund

•

The third paragraph within the section of the prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Subadviser(s)” is deleted in its entirety and replaced with the following disclosure:

A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with each of DGHM, EAM and RS Investment Management Co. LLC (a former subadviser), and the delegation agreement with REMS will be available in the Fund’s first report to shareholders. A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with Conestoga will be available in the Fund’s semi-annual report to shareholders for the period ending February 28, 2013.

•

The subsections entitled “RS Investment Management Co. LLC” and “RS Investments Portfolio Manager”, within the section of the prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Subadviser(s)”, are deleted in their entirety and replaced with the following disclosure:

Conestoga Capital Advisors, LLC

Conestoga is one of the Fund’s investment subadvisers. Located at 259 N. Radnor-Chester Road, Radnor Court Suite 120, Radnor, PA 19087, Conestoga is an independent registered investment adviser. Conestoga was organized in 2001 and provides investment management services to institutional and individual clients. As of June 30, 2012, Conestoga had approximately $848.4 million under management.

Conestoga Portfolio Managers

William C. Martindale, Jr. and Robert M. Mitchell are the portfolio managers responsible for making the day-to-day investment decisions for Conestoga’s sleeve of the Fund. Information about the portfolio managers is shown in the table below. The SAI provides more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

William C. Martindale, Jr.

Co-manager. Service with the Fund since October 2012.

Chief Investment Officer and Managing Partner of Conestoga. Mr. Martindale has been with the firm since co-founding Conestoga in 2001. Mr. Martindale began his investment career in 1969 and earned a B.A. from Gettysburg College.

Robert M. Mitchell

Co-manager. Service with the Fund since October 2012.

Managing Partner of Conestoga. Mr. Mitchell has been with the firm since co-founding Conestoga in 2001. Mr. Mitchell began his investment career in 1995 and earned a B.A. from the University of Notre Dame and an M.B.A. from Indiana University’s Kelley School of Business.

Shareholders should retain this Supplement for future reference.

C-1846-2 A (9/12)